As filed with the Securities and Exchange Commission on February[__], 2002
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 30, 2002

                                WINDSORTECH, INC.
                   (Formerly known as Delta States Oil, Inc.)
             (Exact Name of Registrant as Specified in its Charter)






         Delaware                    8-7539                   13-2599131

(State or Other Jurisdiction       (Commission              (IRS Employer
    of Incorporation)              File Number)         Identification Number)

                       70 Lake Drive, Hightstown, NJ 08520

                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (609) 426-4666




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Item 1. Change in Control of Registrant


     On January 29, 2002, Delta States Oil, Inc. (the "Registrant" or "Delta") and its majority shareholder, Alfred D. Morgan, Ph.D. and Windsortech, Inc. ("Predecessor") entered into an Agreement and Plan of Merger ("Merger
Agreement") (a copy of which is attached as Exhibit 99.1 hereto and hereby incorporated herein by reference) whereby Predecessor was merged with and into Delta and Delta was renamed "Windsortech, Inc." The merger became effective on January 30, 2002.


     As a result of this merger, the Registrant will now be actively engaged in the business of purchasing and selling off-lease, excess, used, refurbished and as-is computer equipment and related products, in contrast to its previously disclosed objective of seeking opportunities to commence active business operations.


     In connection with the execution of the Merger Agreement, each of Marc Sherman, Edward L. Cummings, Carl Saracino, Michael P. Sheerr and David A. Loppert each exchanged their respective 5,000,000 shares of common stock in Predecessor for 1,800,000 shares of the Registrant's Common Stock valued at $.56 per share. In addition, each of Messrs. Sherman, Cummings, Saracino, Sheerr and Loppert converted fully vested options they had to acquire shares of Predecessors Common Stock into fully vested options to acquire 96,300 shares of the Registrant's Common Stock at $.026 per share. Messrs. Sherman, Cummings, Saracino, Sheerr and Loppert all had acquired their respective interests in Predecessor with personal funds. No other financing was required to effect the transaction.


     As a result, as of January 30, 2002, each of Messrs. Sherman, Cummings, Saracino, Sheerr and Loppert, under the definition of "beneficial ownership" as set forth in Rule 13d-3 under the Exchange Act, may each be deemed to have beneficial ownership of 1,896,300 shares of Common Stock of the Registrant, constituting approximately 15.8% of the outstanding shares of Common Stock of the Registrant (based on 11,999,168 shares of Common Stock outstanding on January 31, 2002).

     Alfred D. Morgan, Saul Horing, Robert Maerz and Larry Neuman all resigned as officers and directors of the Registrant. Marc Sherman, David A. Loppert, Andrew Paciocco and Constance K. Weaver were appointed to fill the vacancies on the board of directors created by such resignations, and the following persons become the officers of the Registrant:

               Name                Age               Position
-----------------------------------------------------------------------------------------------
Marc Sherman                       38   President and Chief Executive Officer
Edward L. Cummings..............   52   Vice President, Chief Financial Officer and Treasurer
Michael P. Sheerr...............   45   Vice President, Sales and Procurement
Carl Saracino                      32   Vice President, Operations
David A. Loppert................   47   Vice President, Business Development, Secretary

------------------------------------

     Biographies of the officers and directors are included in Exhibit 99.2 attached hereto and hereby incorporated herein by reference.

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


Item 2. Acquisition or Disposition of Assets.


     On January 29, 2002, Delta States Oil, Inc. (the "Registrant" or "Delta") and its majority shareholder, Alfred D. Morgan, Ph.D. and Windsortech, Inc. ("Predecessor") entered into an Agreement and Plan of Merger ("Merger
Agreement") (a copy of which is attached as Exhibit 99.1 hereto and hereby incorporated herein by reference) whereby Predecessor was merged with and into Delta and Delta was renamed "Windsortech, Inc." The merger became effective on January 30, 2002.


     As a result of this merger, the Registrant will now be actively engaged in the business of purchasing and selling off-lease, excess, used, refurbished and as-is computer equipment and related products, in contrast to its previously disclosed objective of seeking opportunities to commence active business operations.


     For accounting purposes, the merger will be treated as a recapitalization of Predecessor with Predecessor as the acquirer (reverse acquisition). The historical financial statements to be presented prior to the merger are those of the Predecessor.


Item 4. Changes in Registrant's Certifying Accountant.


     On February 4, 2002, the Board of Directors of Windsortech, Inc. (formerly Delta States Oil, Inc.) (the "Registrant") voted to replace Milton Reece, CPA ("Reece") with Rubin, Brown, Gornstein & Co. LLP ("RBG") as the Registrant's independent accountants for the transition period ending December 31, 2001.


     The reports of Reece on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended September 30, 2001 and 2000, and in the subsequent interim period, there were no disagreements with Reece on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Reece, would have caused Reece to make reference to the matter in his report.


     During the two most recent fiscal years and through the subsequent interim period, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).


     The Registrant has provided Reece with a copy of the disclosure contained herein and has requested that Reece provide the Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the disclosure. Reece has provided such a letter, which is filed as an exhibit to this Current Report on Form 8-K.


     On February 12, 2002, the Registrant engaged RBG as its principal accountants to audit the financial statements for the year ending December 31, 2001. During fiscal 2001 and 2000 and in the subsequent interim period, the Registrant has not consulted RBG on items which concerned the application of accounting principles generally, or to a specific transaction or group of



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transactions,  either  completed or proposed,  or the type of audit opinion that might be rendered on the Registrant's financial statements.


     The Registrant does not anticipate engaging RBG for any services other than for audit and tax services.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(a)  Financial Statements of Businesses Acquired:


     Audited financial statements of Windsortech, Inc., a New Jersey corporation as of December 31, 2001 and for the period from inception through December 31, 2001, pursuant to Rule 3.05(b) of Regulation S-X of the Securities Exchange Act of 1934, will be filed by amendment to this Form 8-K, as soon as such information is available.


(b)  Pro forma financial information


     Pro forma financial information, pursuant to Rule 11-01 of Regulation S-X of the Securities Exchange Act of 1934, will be filed by amendment to this Form 8-K, as soon as such information is available.


(c)  Exhibits

     Exhibit 16       Letter re Change in Certifying Accountant dated
                      February 5, 2002.
     Exhibit 99.1 Agreement of Plan and Merger by and between Windsortech, Inc. and Delta States Oil, Inc and Alfred D. Morgan, Ph.D. dated as of January 29, 2002.
     Exhibit 99.2     Biographies of officers and directors of the Registrant


Item 8. Change in Fiscal Year.


     On February 4, 2002, the Registrant's Board of Directors elected to change the Registrant's fiscal year from September 30 to December 31. A transition report on Form 10-KSB will be filed by the Registrant covering the transition period as of and for the three months ended December 31, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WINDSORTECH, INC.


Date: February 13, 2002                  By:  /S/  DAVID A. LOPPERT
                                             ----------------------------------
                                              David A. Loppert
                                              Vice President, Secretary















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